Exhibit 10.20
OTIS WORLDWIDE CORPORATION
LTIP PERFORMANCE SHARE UNIT DEFERRAL PLAN
Amendment #1

The Otis Worldwide Corporation LTIP Performance Share Unit Deferral Plan (the “Plan”) is hereby amended as follows:
1.Effective January 1, 2020, Article II(x) is hereby amended as follows:
“(x)    Qualified Saving Plan means the United Technologies Corporation Employee Savings Plan until the Spin-off date and means the Otis Retirement Savings Plan from and after the Spin-off date.”
2.Effective January 1, 2020, the last sentence of Section 4.7 is hereby deleted.
3.Effective January 1, 2021, the first sentence of Section 6.1 is hereby amended as follows:
“The Committee may, at any time, amend this Plan in whole or in part; provided that no amendment may decrease the value of any Plan Accounts as of the date of such amendment.”
IN WITNESS WHEREOF, this amendment has been duly executed by the Vice President, Total Rewards of Otis Worldwide Corporation as of the date indicated below.

                    /s/ Steve Stevenson
                    Vice President, Total Rewards
                    Steve Stevenson

Dated: December 23, 2021
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